SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 23, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On July 23, 2004, we issued a press release announcing, amongst other things, the appointment of Lee Bendekgey as Chief Financial Officer of Nuvelo, Inc. upon the resignation of Peter S. Garcia as Senior Vice President and Chief Financial Officer. The press release, entitled “Nuvelo Announces Appointment of Vice President, Corporate and Business Development and Expansion of Senior Management Team,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this Form 8-K:

99.1 Press Release dated July 23, 2004, and entitled “Nuvelo Announces Appointment of Vice President, Corporate and Business Development and Expansion of Senior Management Team.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President, Chief Financial Officer and General Counsel

Dated: July 28, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 23, 2004, and entitled “Nuvelo Announces Appointment of Vice President, Corporate and Business Development and Expansion of Senior Management Team.”